Exhibit 99.1

RELEASE AND WAIVER

THIS RELEASE AND WAIVER (the “Termination Release”) is made as of the 15th day of April, 2022 by and between JEREMY WELTER (the “Executive”) and ASHFORD HOSPITALITY SERVICES, LLC (the “Company”), a subsidiary of ASHFORD INC. (“AINC,” together with all subsidiaries and affiliates of AINC, including the Company, the “Ashford Companies”). All capitalized terms not defined in this Termination Release shall have the meanings assigned to such terms in that certain Amended and Restated Employment Agreement (the “Agreement”) dated as of December 20, 2019.

WHEREAS, the Executive, AINC and the Company are parties to the Agreement; and

WHEREAS, the Executive, AINC and the Company have mutually agreed to terminate the Agreement (other than Sections 5(e), 9, 10, 12, 13, 14, 15, 16(a), and 16(g) of the Agreement which by their nature or terms survive the termination of the Agreement, including the Continuing Obligations (defined below)) and the Executive’s employment pursuant to it effective July 15, 2022 (the “Resignation Date”); and

WHEREAS, notwithstanding any contrary provision of the Agreement or the terms of any equity or other incentive plan of any of the Ashford Companies, Ashford Hospitality Trust, Inc. (“Ashford Trust”), or Braemar Hotels & Resorts Inc. (“Braemar,” together with Ashford Trust, the “Ashford Advised Entities”) (such plans the “Incentive Plans”) or grant or award made to Executive under any of the Incentive Plans (the “Incentive Plan Awards”), the parties desire this Termination Release to set forth the entire terms of their agreement regarding the termination of the Agreement and the Executive’s employment pursuant to it; and

WHEREAS, the Company and the Executive desire to settle all rights, duties and obligations between them, including without limitation all such rights, duties, and obligations arising under the Agreement or otherwise out of the Executive’s employment by the Company.

NOW THEREFORE, intending to be legally bound and for good and valid consideration the sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows:

1.           RESIGNATION; EFFECT OF RESIGNATION; COMPENSATION AND BENEFITS IN INTERIM PERIOD; FINAL PAY AND BENEFITS. Effective as of the Resignation Date, the Executive hereby resigns, and the Company, the applicable other Ashford Companies, and the Ashford Advised Entities hereby accept, the Executive’s resignation, from employment with the Company and from any other positions or offices he may hold with any Ashford Companies and the Ashford Advised Entities. From the date hereof through the Resignation Date (the “Interim Period”), the Executive shall (a) continue to receive his Base Salary and be eligible to participate in the Company’s employee benefit plans, but shall not be eligible for and will not receive, any Incentive Bonus for 2021 or 2022, or any equity or other incentive awards for 2021 or 2022; (b) continue to perform his assigned duties and responsibilities unless and to the extent he is relieved of such performance by the AINC CEO; (c) not incur any business expenses except in the ordinary course of business consistent with past expenditures; (d) submit any outstanding business expenses and supporting receipts or documentation as soon as practicable and no later than the Resignation Date; and (e) shall not have the right or ability to terminate the Agreement with or without Good Reason. Within thirty (30) days after the Resignation Date, the Executive shall be paid the aggregate amount of his earned but unpaid Base Salary and any accrued but unpaid vacation through the Resignation Date, less legally required withholdings and deductions, and reimbursement of all expenses through the Resignation Date as required pursuant to Section 5(d) of the Agreement. The “Date of Termination” for relevant purposes under the Agreement shall be the Resignation Date.

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2.             TERMINATION BENEFITS. In consideration of the release of claims by the Executive in Paragraph 3 and the other promises and undertakings of the Executive set forth in this Termination Release, and subject to the contingencies set forth below:

(a)           the Company shall pay the Executive $750,000.00 (the “Termination Payment”);

(b)           the Company shall pay the Executive $6,397,067.00 (the “Severance Payment”);

(c)           the Company will allow the Executive and his eligible dependents to continue to participate in the Company’s medical, dental and vision plan in effect as of the Resignation Date at the same premium cost as similarly situated active employee of the Company (which premiums shall be deducted from the Severance Payment on a monthly basis) until the earlier of (i) the date the Executive (or any of his eligible dependents with respect to such dependents) becomes eligible to participate in another group health plan or otherwise is no longer eligible to participate in the Company’s plan and (ii) the twenty-fourth month following the Resignation Date, and the Company will reimburse the Executive on a monthly basis for the employee share of the premiums for such coverage (the “Limited Benefit Continuation”);

(d)           if, at the time the Limited Benefit Continuation ends, the Executive or any of his eligible dependents are eligible to continue coverage under the Company’s group health plan pursuant to the Consolidated Budget Reconciliation Act of 1985 (“COBRA”) and the Executive timely elects such continued coverage and timely makes the premium payments, the Company will reimburse the Executive on a monthly basis for the cost of such premiums for himself and any of his eligible dependents until the earlier of (i) the date the Executive (or any of his eligible dependents with respect to such dependents) becomes eligible to participate in another group health plan or otherwise is no longer eligible for COBRA participation coverage and (ii) twelve (12) months of continued coverage (the “COBRA Benefit”);

(e)           the Company will reimburse the Executive on a monthly basis for the premium cost of life insurance and long-term disability insurance, if any, for the same level of such benefits that were provided to the Executive under the Company’s life insurance and long-term disability plans in effect as of the Resignation Date for the earlier of (i) the date the Executive becomes eligible to participate or is covered under another employer’s life insurance and long-term disability plans and (ii) the twenty-fourth month following the Resignation Date (the “Limited Benefit Reimbursement”), provided, however, that the Executive provides proof to the Company on a monthly basis of the premium cost and payment thereof.

(f)           as of the Resignation Date, and notwithstanding any contrary provision of any Incentive Plans or Incentive Plan Awards, all Incentive Plan Awards previously granted or awarded to Executive shall be treated in the same manner as if the Executive’s employment had been terminated by the Company without Cause (the “Accelerated Vesting”).

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The Termination Payment, the Severance Payment, the Limited Benefit Continuation, the COBRA Benefit, the Limited Benefit Reimbursement, and the Accelerated Vesting are the “Termination Benefits”. The Termination Payment, less legally required withholdings and deductions, will be paid in a single lump sum on the Company’s first payroll date that is at least five (5) business days after the Ratification Effective Date (defined below). The Severance Payment, less legally required withholdings and deductions and the employee share of the premiums for Limited Benefit Continuation, shall be paid in twenty-four (24) substantially equal monthly installments (each of which installments may be made in the Company’s discretion over one or more of the Company’s payroll dates in such month) beginning in August 2022 and continuing until August 2024, provided, however, that the first installment shall be paid, without interest, on the Company’s first regular payroll date that is at least five (5) business days after the Ratification Effective Date (defined below) and include any installments (or fraction thereof) that would have been paid had the first installment been payable on the Company’s first payroll date in August 2022. The monthly Severance Payments through January 2023 are intended to be a short-term deferral pursuant to Treasury Regulation Section 1.409A-1(b)(4). The Executive agrees to inform the Company promptly of any event that would make himself or any of his eligible dependents ineligible for the Limited Benefit Continuation, the COBRA Benefit, or the Limited Benefit Reimbursement. Each payment hereunder shall be deemed a separate payment for purposes of Section 409A of the Internal Revenue Code of 1986, as amended.

The Company’s obligation to pay or continue to pay or provide the Termination Benefits is contingent on the occurrence of both the Effective Date (defined below) and the Ratification Effective Date (defined below), and the Executive’s continued compliance with this Termination Release and the Continuing Obligations (defined below). In the event the Executive fails to comply with this Termination Release or the Continuing Obligations, then the Executive shall not be entitled to receive or continue to receive any of the Termination Benefits and shall immediately remit to the Company upon written demand the Termination Payment and any portion of the Severance Payment, the COBRA Benefit, or the Limited Benefit Reimbursement that has already been paid or reimbursed to him, but all other provisions of this Termination Release shall remain in full force and effect.

3.             GENERAL RELEASE BY EXECUTIVE; RATIFICATION OF GENERAL RELEASE BY EXECUTIVE

(a)           Subject to subparagraph (d) and Paragraph 13, the Executive knowingly and voluntarily releases, acquits, and forever discharges the Ashford Companies and Ashford Advised Entities, and its or their respective owners, parents, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, divisions and subsidiaries (collectively, the “Releasees”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, damages, causes of action, suits, rights, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured (collectively, the “Claims”), against them which the Executive or any of his heirs, executors, administrators, successors and assigns ever had, now has or at any time hereafter may have, own or hold by reason of any matter, fact, or cause whatsoever from the beginning of time up to and including the date of this Termination Release and, except as permitted by law that supersedes this Termination Release, covenants and agrees not to bring a legal action any of the Releasees for any of the Claims released by this Paragraph 3. The Claims released by this Paragraph 3 include without limitation all Claims under any federal, state, or local employment discrimination or fair employment practices laws (including under the Age Discrimination in Employment Act (the “ADEA”) as set forth more specifically described in Paragraph 4); based on or under the Agreement, any of the Incentive Plans, or any of the Incentive Plan Awards; or based on the common law or any other federal, state, or local statutory or constitutional provision now or hereafter recognized.

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(b)           Subject to subparagraph (d) and Paragraph 13, the Executive represents that he has not filed or permitted to be filed against any of the Releasees, any complaints, charges or lawsuits and covenants and agrees that he will not seek or be entitled to any personal recovery in any court or before any governmental agency, arbitrator or self-regulatory body against any of the Releasees arising out of his employment or the ending of his employment.

(c)           The Executive agrees that (i) his continued employment and benefit coverage, and his acceptance of his Base Salary, during the Interim Period constitutes the renewal and ratification by him of the terms of this Paragraph 3 from the date he signs this Termination Release through the Resignation Date and (ii) the Company’s obligation to pay or provide the Termination Benefits is contingent on his memorializing the renewal and ratification of this Paragraph 3 by his signing and returning, and not revoking his acceptance of, a copy of the Renewal and Ratification of General Release attached hereto as Exhibit A and incorporated by this reference (the “Ratification”) to Alex Rose personally or by email at arose@ashfordinc.com no earlier than the Resignation Date and no later than the twenty-first day after the Resignation Date. The Executive may revoke the Ratification by giving notice to Alex Rose by email at arose@ashfordinc.com no later than the seventh day after the Executive signs and returns the Ratification. If the Executive does timely sign and return, and does not timely revoke the Ratification, then the Ratification will become effective and enforceable on the seventh day after the Executive signs and returns it (the “Ratification Effective Date”). If the Executive does not timely sign and return, or does timely revoke the Ratification, then he will not be entitled to and will not receive the Termination Benefits but all other provisions of this Termination Release shall remain in full force and effect.

(d)           This Paragraph 3 and the Ratification does not waive or release (i) any Claims under the ADEA that may arise after the date the Executive signs this Termination Release (until such time as the Executive subsequently signs the Ratification, at which time this Paragraph 3 does not waive or release any Claims under the ADEA that may arise after the date the Executive signs the Ratification); (ii) any right to enforce this Termination Release; (iii) any rights of Executive under Sections 5(e) or 14 of the Agreement; (iv) any rights that cannot by law be released, including any right to receive an award for information provided to any governmental agency; or (v) any right to benefits under the Company’s employee benefit plans to which he is or will be entitled pursuant to the terms of such plans in the ordinary course.

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4.             ADEA RELEASE BY EXECUTIVE. The Executive acknowledges and agrees that (i) by virtue of Paragraph 3, he is waiving and releasing any and all Claims under the ADEA (the “ADEA Release”); (ii) this Termination Release, including the ADEA Release, was negotiated at arm’s length; (iii) this Termination Release, including the ADEA Release, is worded in a manner that the Executive fully understands; (iv) the Executive is hereby advised to consult with an attorney of his choosing before signing this Termination Release or the Ratification; (v) the Executive knowingly and voluntarily agrees to all of the terms set forth in this Termination Release and Ratification, including the ADEA Release; (vi) Paragraph 3 does not waive or release any Claims under the ADEA that may arise after the date he signs this Termination Release (until such time as he subsequently signs the Ratification, at which time Paragraph 3 does not waive or release any Claims under the ADEA that may arise after the date the Executive signs the Ratification); and (vii) the rights and claims waived in this Termination Release and Ratification, including the ADEA Release, are in exchange for consideration over and above anything to which the Executive was already entitled.

5.             GENERAL RELEASE BY COMPANY. Subject to Paragraph 13, the Company (on behalf of itself and the other Ashford Companies) does hereby fully, finally and completely release the Executive from any and all Claims of any kind or nature arising out of the Executive’s employment with the Company arising from, relating to, or in any way connected with any facts or events occurring on or before the date of the Termination Release, provided, however, that the Executive is not released or discharged from his Continuing Obligations (defined below). This General Release by the Company also does not waive or release any right to enforce this Termination Release or any rights that cannot by law be released.

6.             NON-DISPARAGEMENT. Notwithstanding anything to the contrary in the Agreement and subject to Section 13, the Executive covenants and agrees he will not make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage the Company or its affiliates or their respective officers, directors, employees, advisors, businesses or reputations, provided, however, that the foregoing does not prohibit statements to or between the Executive and his attorney, or tax or financial advisors, if any, made in a confidential manner and setting and limited to the purpose for with the statement or disclosure is made. Notwithstanding anything to the contrary in the Agreement and subject to Section 13, the Company covenants and agrees that it will not make any statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage Executive or his family or his business or reputation, provided, however, that the foregoing does not prohibit statements or disclosures made for a legitimate business-related purpose that are made in a confidential manner and setting, or statements made in a legal or regulatory filing or disclosure or that are otherwise required by law or regulation.

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7.             REAFFIRMATION OF CONTINUING OBLIGATIONS; MODIFICATION OF POST-EMPLOYMENT COVENANTS.

(a)           Nothing in this Termination Release shall be deemed to affect or relieve the Executive from his continuing obligations contained in Sections 9, 10, 13, and 15 of Agreement (together with Paragraph 7(b) of this Termination Release, the “Continuing Obligations”). The Executive specifically acknowledges and reaffirms his continuing non-competition and non-solicitation obligations to the Company and AINC under Sections 10(a) and 10(b) of the Agreement, and further agrees that Section 10(b) of the Agreement is amended to read in full as follows:

“(b)      NON-SOLICITATION OF EMPLOYEES. The Executive covenants and agrees that during the Term and thereafter through the second anniversary of his Date of Termination, he shall not, without the prior written consent of the Company, directly or indirectly, whether for his own account or on behalf of any person, firm, corporation, partnership, association or other entity or enterprise: (i) solicit, recruit, encourage, induce, persuade, or entice (or attempt to do any of the foregoing) any employees of the Company, Ashford Trust, Braemar, or any of its or their affiliates (collectively, the “Ashford-Related Entities”) or any person who was an employee of any of the Ashford-Related Entities during the six months preceding the Executive’s Date of Termination (A) to become employed or engaged in any way by a Competitive Business (defined in Section 10(a)) or other entity with which the Executive is associated in any manner or (B) to leave such person’s employment with any of the Ashford-Related Entities; or (ii) hire or engage (or attempt to do so) or cause to be hired or engaged by (or attempt to do so), or participate in any manner in the hiring or engagement process of, any such person identified in clause (i) on behalf of himself, a Competitive Business, or other entity with which the Executive is associated in any manner; or (iii) deal with any such person identified in clause (i) in any way with respect to employment. The parties hereto agree that (x) the placement of general advertisements that may be targeted to a particular geographic or technical area but which are not targeted directly or indirectly towards any employees, officers, agents or representatives of any of the Ashford-Related Entities (or any successor entities) shall not be deemed a breach of this Section 10(b) and (y) the employment or engagement of such persons identified in clause (i) by an entity that is not controlled by Executive and whom Executive did not solicit, recruit, encourage, induce, persuade, or entice (or in any matter attempt to do any of the foregoing) to terminate his or her employment with any of the Ashford Companies or accept such employment or engagement with such entity shall not be deemed a breach of this Section 10(b).”

The Executive further acknowledges that this reaffirmation is material to this Termination Release, and the Executive acknowledges and agrees that his continuing non-competition and non-solicitation obligations under Sections 10(a) and (b) of the Agreement, as modified in this Paragraph 7, are reasonable and enforceable and that he will not challenge or violate these covenants.

(b)           The Executive agrees that until such time as the Company has paid all Severance Payments in full (such period, the “Standstill Period”), without the prior written consent of the Company, the Executive will not at any time, directly or indirectly, acquire, make any proposal or offer to acquire, or propose or facilitate the acquisition of, directly or indirectly, by purchase or otherwise, record or Beneficial Ownership of any additional equity securities of the Ashford-Related Entities, or securities of any of the Ashford-Related Entities (as defined in the Agreement) that are convertible, exchangeable, redeemable or exercisable into such equity securities. During the Standstill Period, without the prior written consent of the Company, the Executive agrees that he will not at any time, directly or indirectly:

(i)           enter into, agree to enter into, commence or submit any merger, consolidation, tender offer, exchange offer, business combination, share exchange, recapitalization, restructuring or other extraordinary transaction involving any of the Ashford-Related Entities, or any subsidiary or division thereof, or any of their respective securities or assets or take any action that would reasonably be expected to require any of the Ashford-Related Entities to make a public announcement regarding the possibility of any such transaction;

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(ii)           tender into a tender or exchange offer commenced by a third party other than a tender or exchange offer that the Board of Directors of one of the Ashford-Related Entities has affirmatively publicly recommended to such Ashford Related Entity’s stockholders that such stockholders tender into such offer and has not publicly withdrawn or changed such recommendation (and in the case of such a withdrawal or change of recommendation, it shall not be a breach of this clause (ii) if the tendered or exchanged securities are withdrawn prior to the expiration of such tender or exchange offer);

(iii)          (x) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission (the “SEC”) promulgated pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to vote any securities of any of the Ashford-Related Entities under any circumstances, or deposit any securities of any of the Ashford-Related Entities in a voting trust or subject them to a voting agreement, pooling agreement or other agreement of similar effect, (y) seek to advise or influence any person with respect to the voting of any securities of any of the Ashford-Related Entities (other than to vote as recommended by Board of Directors of any of the Ashford-Related Entities), or (z) grant any proxy with respect to any equity interests of any of the Ashford-Related Entities (other than to the applicable Ashford-Related Entity or a person specified by such Ashford-Related Entity in a proxy card provided to stockholders of such Ashford-Related Entity);

(iv)          form, join or in any way participate in a “group” (as that term is used for purposes of Rule 13d-5 or Section 13(d)(3) of the Exchange Act) with respect to any equity securities of any of the Ashford-Related Entity;

(v)           form or publicly disclose any intention, plan or arrangement to change any of the members of the Board of Directors or executive officers of any of the Ashford-Related Entities, any of the executive officers of the Company, or any of the governing documents of any of the Ashford-Related Entities;

(vi)          call, request the calling of, or otherwise seek or submit a written request for the calling of a special meeting of, or initiate any stockholder proposal for the election of any director or any other action by, the stockholders of any of the Ashford-Related Entities;

(vii)         make a public announcement in connection with seeking to influence or control the management of the Board of Directors, or the policies, affairs or strategy of any of the Ashford-Related Entities;

(viii)        form or disclose any intention, plan or arrangement inconsistent with the foregoing;

(ix)          advise, assist or encourage, or enter into any arrangements with, any other persons in connection with any of the matters set forth in this Section 7(b); or

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(x)           publicly request the Company to amend or waive any provision of this Termination Release.

For purposes of this Termination Release, “Beneficial Owner”, “Beneficially Own” and “Beneficial Ownership” have the meanings set forth in Rule 13d-3 promulgated under the Exchange Act; provided, that, for purposes of determining whether the Executive is a Beneficial Owner of a security, the Executive shall be deemed to be the Beneficial Owner of any securities which may be acquired by the Executive pursuant to any contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing); provided, further, that for purposes of calculating the percentage of fully diluted shares of any of the Ashford-Related Entities Beneficially Owned by the Executive, all equity interests which may be acquired by the Executive shall be deemed to be outstanding shares of such applicable Ashford-Related Entities.

8.             MODIFICATION; WAIVER. No modification or addition hereto or waiver or cancellation of any provision hereof shall be valid except by a writing signed by the party to be charged therewith. No delay on the part of any party to this Termination Release in exercising any right or privilege provided hereunder or by law shall impair, prejudice or constitute a waiver of such right or privilege.

9.             SEVERABILITY. If any provision contained in this Termination Release is determined to be void, illegal or unenforceable, in whole or in part, then the other provisions contained herein shall remain in full force and effect as if the provision which was determined to be void, illegal or unenforceable had not been contained herein.

10.           COSTS. The Company shall reimburse Welter on or before June 1, 2022 for the documented reasonable legal fees he has incurred in connection the dispute that led to the negotiation of this Termination Release up to a maximum of $60,000.00.

11.           FULLY UNDERSTOOD; PAYMENTS RECEIVED. By signing this Termination Release and the Ratification, the Executive acknowledges and affirms that he has read and understands the foregoing Termination Release, agreed to the terms of the Termination Release and Ratification, and acknowledges receipt of a copy of the Termination Release. The Executive also hereby acknowledges and affirms the sufficiency of the compensation and severance amounts recited herein. The Executive further acknowledges that upon receipt of the compensation and severance amounts recited herein, he shall not be entitled to any further payment, compensation or remuneration of any kind from the Company, with respect to the Executive’s employment with the Company or otherwise.

12.           ENTIRE AGREEMENT. This Termination Release and Ratification contain the entire agreement between the Executive, the Company and AINC and supersedes any and all prior understandings or agreements with respect to the subject matter hereof, whether written or oral, except as set forth herein and with respect to any of the Executive’s Continuing Obligations, which shall continue and remain in full force and effect per the terms of those covenants.

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13.           ACKNOWLEDGMENTS. The Company hereby advises the Executive to consult with an attorney of his choosing prior to signing this Termination Release and the Ratification. The Executive may accept this Termination Release by signing and returning a signed copy to Alex Rose personally or by email at arose@ashfordinc.com no later than the close of business on the 21st day after he first received it. The Executive may revoke his acceptance of this Termination Release by giving notice to Alex Rose by email at arose@ashfordinc.com no later than the seventh day after the Executive signs and returns the Termination Release. If the Executive does timely sign and return, and does not timely revoke his acceptance of, this Termination Release, then this Termination Release becomes effective and enforceable on the seventh day after the Executive signs and returns it (the “Effective Date”). The Executive acknowledges and agrees that any changes in the terms of this Termination Release, whether material or immaterial, after the date upon which the Executive first received this Termination Release shall not affect or restart the above-referenced twenty-one day consideration period. The parties further acknowledge and agree that nothing in this Termination Release, the Agreement, or any policy of the Ashford Companies, or the Ashford Advised Entities, is intended to or does prohibit the Executive, the Ashford Companies, or the Ashford Advised Entities from (i) reporting to, communicating with, responding to an inquiry from, cooperating with, providing truthful information to, or otherwise participating in an investigation being conducted by any law enforcement agency, governmental agency, or regulatory body (such as the U.S. Department of Justice, the SEC, the Equal Employment Opportunity Commission, the U.S. Department of Labor, or another federal or state law enforcement, regulatory, or fair employment practices agency) regarding a possible or alleged violation of law or regulation and, with respect to the Executive, without prior authorization of or notice to the Company; (ii) giving truthful testimony or making truthful statements under oath in response to a subpoena or other valid legal process or in any legal proceeding; (iii) otherwise responding truthfully in response to inquiries by law enforcement agencies, governmental agencies, or regulatory bodies; (iv) with respect to the Executive, challenging the enforceability of this Agreement if permitted by law; or (v) with respect to the Executive, pursuant to 18 U.S.C. § 1833(b), disclosing a trade secret in confidence to a governmental official, directly or indirectly, or to an attorney, if the disclosure is made solely for the purpose of reporting or investigating a suspected violation of law, or if the disclosure is made in a document filed under seal in a lawsuit or other proceeding, and a party cannot be held criminally or civilly liable under any federal or state trade secret law for such a disclosure.

14.           MISCELLANEOUS. The provisions of Sections 12, 13, 16(a), and 16(g) of the Agreement shall apply to this Termination Release.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto has executed this Termination Release under seal as of the day and year first above written.

ASHFORD HOSPITALITY SERVICES, LLC

By:	/s/ Eric Batis
Name: Eric Batis
Title: Senior Vice President, Portfolio Management
Date Signed:

EXECUTIVE:

/s/ JEREMY WELTER
JEREMY WELTER
Date Signed:

SIGNATURE PAGE TO TERMINATION RELEASE

RENEWAL AND RATIFICATION OF GENERAL RELEASE

(Sign and return no earlier than Resignation Date
and no later than 21 days after the Resignation Date)

1.             I previously executed a Termination Release, which is incorporated by this reference. Paragraph 3 of the Termination Release contains a general release and covenant not to sue by me. All capitalized terms in this Renewal and Ratification of General Release (the “Ratification”) have the same meaning as they do in the Termination Release.

2.             In consideration of my continued employment and benefit coverage, and my acceptance of my Base Salary, during the Interim Period and the opportunity to receive (and as a condition of receiving) the Termination Benefits, I hereby renew and ratify the terms of the General Release and Covenant Not to Sue by Executive in Paragraph 3 of the Termination Release. I acknowledge that Paragraph 13 of the Termination Release applies to this Ratification. I understand that by signing this Ratification, the Claims I am releasing include, but are not limited to, claims under the Age Discrimination in Employment Act other than those that may arise after the date I sign this Ratification.

3.             As explained in set out Paragraph 3(d) of the Termination Release, I understand that (i) in order to receive the Termination Benefits, I must signing and return, and not revoke my acceptance of, a copy of this Ratification to Alex Rose personally or by email at arose@ashfordinc.com no earlier than the Resignation Date and no later than the twenty-first day after the Resignation Date; (ii) I may revoke this Ratification giving notice to Alex Rose by email at arose@ashfordinc.com no later than the seventh day after I sign and return it; (iii) if I do timely sign and return, and do not timely revoke this Ratification, then this Ratification will become effective and enforceable on the seventh day after it sign and return it; and (iv) if I do not timely sign and return, or do timely revoke this Ratification, then I will not be entitled to and will not receive the Termination Benefits but all other provisions of the Termination Release shall remain in full force and effect.

4.             I acknowledge and agree that (i) I am hereby advised to consult with an attorney of my choosing before signing this; (ii) I have been given sufficient time, and up to 21 days at my option, to consider the meaning and effect of executing this Ratification and to consult an attorney if I desired; (iii) I have read and understand this Ratification; and (iv) my execution of this Ratification is knowing and voluntary.

AGREED:

Jeremy Welter	Date Signed

RENEWAL AND RATIFICATION OF GENERAL RELEASE